                         METROPOLITAN SERIES FUND, INC.

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                         METROPOLITAN SERIES FUND, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount previously paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:  December 10, 2004

                         METROPOLITAN SERIES FUND, INC.
                501 Boylston Street, Boston, Massachusetts 02116

Dear Policy Holder:

     We are writing to inform you that the Metropolitan Series Fund, Inc. (the "Fund") will hold a joint special meeting of shareholders of the Fund's portfolios that are currently subadvised by State Street Research & Management Company ("SSRM") (the "Portfolios") on January 18, 2004 at 2:00 p.m. Eastern Time at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116. At the meeting, shareholders of each Portfolio will be asked to consider and approve a proposal to change the subadviser for such Portfolio from SSRM to BlackRock Advisors, Inc. Shareholders of certain of the Portfolios will also be asked to consider and approve a new advisory agreement between the Fund and the Manager for their respective Portfolio. A formal Notice of Joint Special Meeting of Shareholders appears on the next page, followed by a proxy statement relating to the proposals (the "Proxy Statement"). Please review the enclosed Proxy Statement for a more detailed description of the proposed change in subadviser for each Portfolio and the proposed new advisory agreements for certain of the Portfolios.

     As an owner of a variable life insurance or variable annuity contract issued by separate accounts of the insurance companies in the MetLife enterprise (each, an "Insurance Company"), you have the right to instruct your Insurance Company how to vote at the meeting. You may give voting instructions for the number of shares of each Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 p.m. Eastern Time on October 29, 2004.

     YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

     THE DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS.

     Please take a few moments to review the details of the proposals. If you have any questions regarding the proposals, please feel free to call the contact number listed in the enclosed Proxy Statement. We urge you to vote at your earliest convenience.

     We appreciate your participation in and prompt response to these matters and thank you for your continued support.

Very truly yours,

HUGH C. MCHAFFIE SIGNATURE

President

December 10, 2004

                         METROPOLITAN SERIES FUND, INC.

               STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                     STATE STREET RESEARCH AURORA PORTFOLIO
                  STATE STREET RESEARCH BOND INCOME PORTFOLIO
                  STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO
                STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO
                  STATE STREET RESEARCH MONEY MARKET PORTFOLIO
           (EACH, A "PORTFOLIO," AND, COLLECTIVELY, THE "PORTFOLIOS")

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 18, 2005

     Notice is hereby given that a Joint Special Meeting (the "Meeting") of shareholders of the Portfolios ("Shareholders") will be held at 2 p.m. Eastern Time on January 18, 2005, at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116 for the following purposes:

          1. To approve, for each Portfolio, a new subadvisory agreement between the Manager and BlackRock Advisors, Inc.

          2. To approve, for each of the State Street Research Aggressive Growth Portfolio, the State Street Research Aurora Portfolio, the State Street Research Diversified Portfolio, the State Street Research Investment Trust Portfolio and the State Street Research Large Cap Value Portfolio, a new advisory agreement between Metropolitan Series Fund, Inc. (the "Fund") and the Manager.

          3. To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of 4:00 p.m. Eastern Time on October 29, 2004 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                                            By order of the Board of Directors
                                            of the Fund,

                                            Thomas M. Lenz, Secretary
December 10, 2004
--------------------------------------------------------------------------------
                        NOTICE: YOUR VOTE IS IMPORTANT.
--------------------------------------------------------------------------------

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE
 MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL
                   VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         METROPOLITAN SERIES FUND, INC.
                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116

               STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                     STATE STREET RESEARCH AURORA PORTFOLIO
                  STATE STREET RESEARCH BOND INCOME PORTFOLIO
                  STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO
                STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO
                  STATE STREET RESEARCH MONEY MARKET PORTFOLIO
           (EACH, A "PORTFOLIO," AND, COLLECTIVELY, THE "PORTFOLIOS")

                             JOINT PROXY STATEMENT

     This Joint Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of voting instructions by the Board of Directors (the "Board of Directors" or the "Directors") of Metropolitan Series Fund, Inc. (the "Fund") for use at the joint special meeting (the "Meeting") of shareholders of the Portfolios. The Meeting will be held at 2 p.m. Eastern Time on January 18, 2005, at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116. This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about December 13, 2004. Shareholders of record at the close of business on October 29, 2004 (the "Record Date") are entitled to vote on the proposals, as set forth below.

THE PROPOSALS

     The shares of the Portfolios are currently sold only to separate accounts established by Metropolitan Life Insurance Company ("MetLife") and its insurance company affiliates (together with MetLife, each, an "Insurance Company," and, collectively, the "Insurance Companies"). Most of the shares of the Portfolios are attributable to variable life insurance or variable annuity contracts (each, a "Contract," and, collectively, "Contracts," owned by "Contract Owners") issued by the Insurance Companies. As explained more fully below, you may give voting instructions for the number of shares of each Portfolio attributable to your Contract(s). The following table identifies each of the proposals (each, a "Proposal" and, collectively, the "Proposals") to be voted on at the Meeting and indicates the Portfolios as to which voting instructions are being solicited for each Proposal. Not all of the Proposals relate to all of the Portfolios. Each Contract Owner can give voting instructions only on Proposals that relate to Portfolios that he or she is actually using with his or her Contract(s).

PROPOSAL                                         PORTFOLIO SHAREHOLDERS SOLICITED
--------                                         --------------------------------
1. Approval of a new subadvisory agreement  Each Portfolio
   between the Manager and BlackRock
   Advisors, Inc.
2. Approval of a new advisory agreement     State Street Research Aggressive Growth
   between the Fund and the Manager           Portfolio
                                            State Street Research Aurora Portfolio
                                            State Street Research Diversified
                                              Portfolio
                                            State Street Research Investment Trust
                                              Portfolio
                                            State Street Research Large Cap Value
                                              Portfolio

INTRODUCTION

     The Fund, an open-end management investment company, is a Maryland corporation that was formed in 1982. The Fund is a series-type company with 33 series or investment portfolios, including each of the Portfolios. The Manager acts as investment adviser to the Portfolios pursuant to advisory agreements between the Fund and the Manager (each, an "Existing Management Agreement," and, collectively, the "Existing Management Agreements"), as described more fully below. State Street Research & Management Company ("SSRM") acts as subadviser to the Portfolios pursuant to subadvisory agreements between SSRM, the Fund (with respect to certain Portfolios on behalf of such Portfolios) and the Manager (each, an "Existing Subadvisory Agreement," and, collectively, the "Existing Subadvisory Agreements"), also described more fully below.

     On August 25, 2004, BlackRock, Inc. ("BlackRock"), the parent of BlackRock Advisors, Inc. ("BlackRock Advisors"), and BlackRock Financial Management, Inc. ("BlackRock Financial"), a wholly-owned indirect subsidiary of BlackRock, entered into an agreement (the "Transaction Agreement") with MetLife, Inc., the parent of MetLife, which in turn is the indirect parent of the Manager, and MetLife to acquire SSRM Holdings, Inc., the parent of SSRM, from MetLife (the "Transaction"). Closing is expected in early 2005 pending required regulatory and shareholder approvals and satisfaction of other customary closing conditions.

     Upon closing, the Transaction will result in an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Existing Subadvisory Agreements, resulting in their termination. In anticipation of the closing of the Transaction, on November 3, 2004, the Directors approved, subject to shareholder approval, new subadvisory agreements (each, a "New Subadvisory Agreement," and, collectively, the "New Subadvisory Agreements") between the Manager and BlackRock Advisors for each Portfolio, each such agreement to take effect upon closing of the Transaction. Also at their November 3, 2004 meeting, in connection with the Transaction and in order to make certain technical changes from certain of the Fund's Existing Management Agreements, the Directors approved, subject to shareholder approval, new advisory agreements (each, a "New Management Agreement," and, collectively, the "New Management

Agreements") between the Fund and the Manager with respect to each of the State Street Research Aggressive Growth Portfolio, the State Street Research Aurora Portfolio, the State Street Research Diversified Portfolio, the State Street Research Investment Trust Portfolio and the State Street Research Large Cap Value Portfolio (each, an "SSR New Management Agreement Portfolio," and, collectively, the "SSR New Management Agreement Portfolios").

     Certain Directors who are "interested persons" (as defined in the 1940 Act) of the Fund and certain officers of the Fund may be owners of shares of MetLife or its affiliates, and thus may stand to benefit indirectly from the Transaction upon closing thereof, or, subject to shareholder approval, from the reappointment of the Manager as investment adviser to the SSR New Management Agreement Portfolios pursuant to the New Management Agreements.

     The Directors have carefully considered the proposed change of subadviser for the Portfolios from SSRM to BlackRock Advisors, as well as the proposed change to the New Management Agreements for the SSR New Management Agreement Portfolios, and have concluded that it is appropriate for (i) the Manager and BlackRock Advisors to enter into the New Subadvisory Agreements and (ii) the Fund and the Manager to enter into the New Management Agreements. The Directors have also determined that it is appropriate to solicit shareholders of the Portfolios with respect to the approval of the New Subadvisory Agreements, and shareholders of the SSR New Management Agreement Portfolios with respect to the New Management Agreements. Accordingly, pursuant to the Proposals, the Directors are proposing that shareholders of each Portfolio approve the relevant New Subadvisory Agreement, and shareholders of each SSR New Management Agreement Portfolio approve the relevant New Management Agreement, at the Meeting.

     The information set forth in this Proxy Statement concerning the Transaction, MetLife, BlackRock and their respective affiliates has been provided to the Fund by MetLife and BlackRock.

THE TRANSACTION

     As mentioned above, on August 25, 2004, BlackRock and BlackRock Financial agreed to acquire SSRM Holdings, Inc., the parent of SSRM, from MetLife. Under the terms of the Transaction, MetLife will receive at closing $325 million in cash and $50 million of shares of class A common stock of BlackRock. Additional cash consideration, which could increase the purchase price by up to approximately 25%, may be paid over five years, contingent on certain measures. If the shareholders of any Portfolio do not approve the proposed New Subadvisory Agreement for such Portfolio, then the purchase price payable by BlackRock Financial to MetLife at closing will be reduced. In addition, even if such New Subadvisory Agreement is approved, if it is subsequently terminated (or if a majority of the assets under management in such Portfolio are withdrawn, redeemed, or removed) within five years after the closing of the Transaction, MetLife may in certain circumstances be required to make certain payments to BlackRock Financial.

     In connection with the Transaction, the parties to the Transaction Agreement have agreed to enter into a cooperation agreement at closing to enhance and expand the products and services provided to clients of SSRM, MetLife, Inc. and BlackRock.

     BlackRock and BlackRock Financial have agreed that they will satisfy certain conditions set forth in Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor, which allows an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met. One such provision provides that no "unfair burden" may be imposed upon the investment company as a result of such a change-in-control transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement, during the two-year period after the change in control, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

     The Fund has not been advised by BlackRock or SSRM of any circumstance arising from the Transaction that might result in the imposition of an "unfair burden" on the Portfolios as a result of the Transaction. Moreover, BlackRock and BlackRock Financial have agreed that for a period of not less than two years after the consummation of the Transaction, they will refrain from imposing an "unfair burden" on the Fund in connection with the Transaction.

THE EXISTING AGREEMENTS

DESCRIPTION OF THE EXISTING MANAGEMENT AGREEMENTS

     As described above, the Manager serves as investment advisor to the Portfolios pursuant to the Existing Management Agreements. The Existing Management Agreement for the State Street Research Large Cap Growth Portfolio is dated as of May 1, 2004. The Existing Management Agreements for the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio are dated as of May 1, 2003, respectively. The Existing Management Agreement for the State Street Research Large Cap Value Portfolio is dated as of May 1, 2002. The Existing Management Agreements for the State Street Research Aggressive Growth Portfolio, the State Street Research Aurora Portfolio, the State Street Research Diversified Portfolio and the State Street Research Investment Trust Portfolio are dated as of May 1, 2001, respectively.

     The then sole shareholder of the State Street Research Large Cap Value Portfolio most recently approved the Existing Management Agreement for such Portfolio by written consent on May 1, 2002 in connection with the formation of such Portfolio. Shareholders of the State Street Research Aggressive Growth Portfolio, the State Street Research Aurora Portfolio, the State Street Research Diversified Portfolio and the State Street Research Investment Trust Portfolio most recently approved the respective Existing Management Agreements for such Portfolios at a meeting held on April 27, 2001 in connection with the replacement of MetLife, the then current manager for such Portfolios, with the Manager. Shareholders of the Street Research Bond Income Portfolio and the Street Research Money Market Portfolio most recently approved the respective advisory agreements for such Portfolios at a meeting held on October 15, 1999 in order to make certain changes to the breakpoints in the advisory fees for such Portfolios. Shareholders of the State Street Research Large Cap Growth Portfolio most recently approved the advisory agreement for such Portfolio at a meeting held on December 28, 1995 in order to make certain changes to the advisory fees for such Portfolio. The Directors most recently approved the renewal of the Existing Management Agreements at a meeting held on November 3, 2004.

     Each Existing Management Agreement provides that the Manager will, subject to its rights to delegate certain responsibilities to another party or parties, provide to the relevant Portfolio both portfolio management services and administrative services. Pursuant to the Existing Management Agreements, each Portfolio pays the Manager compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described in the footnotes to the table below. Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class. The following table shows the advisory fees paid by each Portfolio to the Manager under the Existing Management Agreements.

                                                     ANNUAL
                                                   PERCENTAGE   AVERAGE DAILY NET
PORTFOLIO                                             RATE      ASSET VALUE LEVELS
---------                                          ----------   ------------------
State Street Research Aggressive Growth..........     .75%      First $500 million
                                                      .70%      Next $500 million
                                                      .65%      Over $1 billion
State Street Research Aurora.....................     .85%      First $500 million
                                                      .80%      Next $500 million
                                                      .75%      Over $1 billion
State Street Research Bond Income................     .40%      First $1 billion
                                                      .35%      Next $1 billion
                                                      .30%      Next $1 billion
                                                      .25%      Over $3 billion
State Street Research Diversified................     .50%      First $500 million
                                                      .45%      Next $500 million
                                                      .40%      Over $1 billion
State Street Research Investment Trust...........     .55%      First $500 million
                                                      .50%      Next $500 million
                                                      .45%      Over $1 billion
State Street Research Large Cap Growth...........     .73%      First $1 billion
                                                      .65%      Over $1 billion
State Street Research Large Cap Value(a).........     .70%      First $250 million
                                                      .65%      Next $500 million
                                                      .60%      Over $750 million
State Street Research Money Market...............     .35%      First $1 billion
                                                      .30%      Next $1 billion
                                                      .25%      Over $2 billion

     (a) Pursuant to an expense agreement relating to each class of the State Street Research Large Cap Value Portfolio, the Manager has agreed to pay, from May 1, 2004 to April 30, 2005, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits. This subsidy is subject to the obligation of each class of such Portfolio to repay the Manager in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred. The expense limits

(annual rates as a percentage of each class of the Portfolio's net average daily net assets) in effect from May 1, 2004 to April 30, 2005 are as follows:

                                                       EXPENSE LIMIT AGREEMENT
                                                     ---------------------------
PORTFOLIO                                            CLASS A   CLASS B   CLASS E
---------                                            -------   -------   -------
State Street Research Large Cap Value..............   0.95%     1.20%     1.10%

     For the fiscal year ended December 31, 2003, each Portfolio paid the following amounts in advisory fees to the Manager:

                                                                AMOUNT PAID
PORTFOLIO                                                      TO THE MANAGER
---------                                                      --------------
State Street Research Aggressive Growth.....................     $5,836,591
State Street Research Aurora................................     $4,255,375
State Street Research Bond Income...........................     $4,082,181
State Street Research Diversified...........................     $7,982,182
State Street Research Investment Trust......................     $8,408,511
State Street Research Large Cap Growth......................     $3,832,839
State Street Research Large Cap Value.......................     $  255,461
State Street Research Money Market..........................     $2,292,997

     The Fund has adopted distribution and services plans under Rule 12b-1 under the 1940 Act for the Class B and Class E shares of the Portfolios. For the fiscal year ended December 31, 2003, the Class B shares and Class E shares of the Portfolios paid the following aggregate fees to affiliates of the Manager pursuant to such distribution and services plans:

                                                               AGGREGATE FEES
                                                             -------------------
PORTFOLIO                                                    CLASS B    CLASS E
---------                                                    --------   --------
State Street Research Aggressive Growth....................        --   $  6,773
State Street Research Aurora...............................  $  1,027   $151,071
State Street Research Bond Income..........................  $172,336   $ 49,594
State Street Research Diversified..........................        --   $ 41,326
State Street Research Investment Trust.....................  $ 23,313   $ 26,843
State Street Research Large Cap Growth.....................  $     41   $ 36,874
State Street Research Large Cap Value......................  $     40   $ 20,067
State Street Research Money Market.........................  $177,453   $  3,161

DESCRIPTION OF THE EXISTING SUBADVISORY AGREEMENTS

     Under the Existing Subadvisory Agreements, the Manager has delegated its portfolio management responsibilities for each Portfolio to SSRM. Subject to the supervision of the Manager, SSRM, pursuant to the Existing Subadvisory Agreements, manages the assets of the Portfolios in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to the Portfolios. Under each Existing Subadvisory Agreement, the Manager pays SSRM compensation at the annual percentage rates of the corresponding levels of the relevant Portfolio's average daily net asset values, as shown in the table below. The Portfolios pay no fees to SSRM under the Existing Subadvisory Agreements.

                                                    ANNUAL
                                                  PERCENTAGE
                                                 RATE PAID BY
                                                  MANAGER TO    AVERAGE DAILY NET
PORTFOLIO                                            SSRM       ASSET VALUE LEVELS
---------                                        ------------   ------------------
State Street Research Aggressive Growth........      .45%       First $500 million
                                                     .35%        Next $500 million
                                                     .30%        Next $1.5 billion
                                                     .25%        Over $2.5 billion
State Street Research Aurora...................      .55%       First $250 million
                                                     .50%        Next $250 million
                                                     .45%        Next $250 million
                                                     .40%        Over $750 million
State Street Research Bond Income..............      .20%       First $250 million
                                                     .15%        Over $250 million
State Street Research Diversified..............      .35%       First $250 million
                                                     .30%        Next $250 million
                                                     .25%        Over $500 million
State Street Research Investment Trust.........      .40%       First $250 million
                                                     .35%        Next $250 million
                                                     .30%        Next $1.5 billion
                                                     .25%        Over $2 billion
State Street Research Large Cap Growth(a)......      .40%       First $300 million
                                                     .35%        Next $700 million
                                                     .30%        Over $1 billion
State Street Research Large Cap Value..........      .45%       First $100 million
                                                     .40%        Next $150 million
                                                     .35%        Next $250 million
                                                     .30%        Next $1.5 billion
                                                     .25%        Over $2 billion
State Street Research Money Market.............      .15%       First $100 million
                                                    .075%        Over $100 million

     (a) Prior to May 1, 2004, the subadviser to the State Street Research Large Cap Growth Portfolio was Fred Alger Management, Inc., and the subadvisory fee rate payable by the Manager was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.

     Under the Existing Subadvisory Agreements, for the fiscal year ended December 31, 2003, the Manager paid the following aggregate subadvisory fees to SSRM, or, in the case of the State Street Research Large Cap Growth Portfolio, to Alger, with respect to each Portfolio:

                                                               AMOUNT PAID
                                                               BY MANAGER
PORTFOLIO                                                     TO SUBADVISER
---------                                                     -------------
State Street Research Aggressive Growth.....................   $3,293,296
State Street Research Aurora................................   $2,617,075
State Street Research Bond Income...........................   $1,660,227
State Street Research Diversified...........................   $4,895,114
State Street Research Investment Trust......................   $5,480,674
State Street Research Large Cap Growth......................   $2,081,361
State Street Research Large Cap Value.......................   $  164,225
State Street Research Money Market..........................   $  566,356

     For the fiscal year ended December 31, 2003, the State Street Research Large Cap Growth Portfolio paid $2,265,957 in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of Alger, the former subadviser to such Portfolio. For the fiscal year ended December 31, 2003, 73.2% of such Portfolio's aggregate brokerage commissions was paid to this broker and 75.8% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

     The Existing Subadvisory Agreement for the State Street Research Large Cap Growth Portfolio is dated as of May 1, 2004. The Existing Subadvisory Agreements for the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio are dated as of May 1, 2003, respectively. The Existing Subadvisory Agreement for the State Street Research Large Cap Value Portfolio is dated as of May 1, 2002. The Existing Subadvisory Agreements for the State Street Research Aggressive Growth Portfolio, the State Street Research Aurora Portfolio, the State Street Research Diversified Portfolio and the State Street Research Investment Trust Portfolio are dated as of May 1, 2001, respectively.

     Shareholders of the State Street Large Cap Growth Portfolio most recently approved the Existing Subadvisory Agreement for such Portfolio at a meeting held on April 30, 2004, in connection with the replacement of such Portfolio's then current subadviser, Alger, with SSRM. The then sole shareholder of the State Street Research Large Cap Value Portfolio most recently approved the Existing Subadvisory Agreement for such Portfolio by written consent on May 1, 2002 in connection with the formation of such Portfolio. The then sole shareholder of the State Street Research Aurora Portfolio most recently approved the Existing Subadvisory Agreement for such Portfolio by written consent on July 5, 2000 in connection with the formation of such Portfolio. Shareholders of the State Street Research Aggressive Growth Portfolio, the State Street Research Diversified Portfolio and the State Street Research Investment Trust Portfolio most recently approved the respective subadvisory agreements for such Portfolios at a meeting held on July 30, 1997 in order to make certain changes to the advisory fees for such Portfolios. Shareholders of the Street Research Bond Income Portfolio and the Street Research Money Market Portfolio most recently approved the respective subadvisory agreements for such Portfolios at a meeting held on November 11, 2001 in connection with the appointment of SSRM as subadviser thereto. The Directors approved the Existing Subadvisory Agreement for the State Street Research Large Cap Growth Portfolio at a meeting held on February 5, 2004, in connection with the change of subadviser for such Portfolio from Alger to SSRM. The Directors most recently approved the renewal of the Existing Subadvisory Agreements at a meeting held on November 3, 2004.

                                 THE PROPOSALS

PROPOSAL 1:  APPROVAL OF A NEW SUBADVISORY AGREEMENT FOR EACH PORTFOLIO

DESCRIPTION OF THE NEW SUBADVISORY AGREEMENTS

     A form of the New Subadvisory Agreements appears in Appendix A. The next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreements, but for a complete understanding you should read Appendix A.

     Each New Subadvisory Agreement would require BlackRock Advisors to manage, subject to the supervision of the Manager, the investment and reinvestment of the assets of the relevant Portfolio. Each New Subadvisory Agreement would authorize BlackRock Advisors to effect portfolio transactions in its discretion and without prior consultation with the Manager.

     Each New Subadvisory Agreement would also require BlackRock Advisors to make periodic reports to the Manager.

     UNDER EACH NEW SUBADVISORY AGREEMENT, THE MANAGER WOULD PAY BLACKROCK ADVISORS COMPENSATION AT THE SAME RATES THE MANAGER CURRENTLY PAYS SSRM PURSUANT TO THE CORRESPONDING EXISTING SUBADVISORY AGREEMENT AS SHOWN IN THE FIRST TABLE IN THE ABOVE SECTION ENTITLED "DESCRIPTION OF THE EXISTING SUBADVISORY AGREEMENTS." THE PORTFOLIOS WOULD NOT PAY ANY FEES TO BLACKROCK ADVISORS UNDER THE NEW SUBADVISORY AGREEMENTS; ALL FEES TO BLACKROCK ADVISORS WOULD BE PAYABLE BY THE MANAGER, NOT THE PORTFOLIOS.

     Each New Subadvisory Agreement would continue in effect until two years after closing of the Transaction, and from year to year thereafter so long as such continuance is specifically approved at least annually by (i) the Directors or by vote of a majority of the outstanding voting securities of the relevant Portfolio and (ii) vote of a majority of the Directors who are not interested persons of the Fund, the Manager or BlackRock Advisors, cast in person at a meeting called for the purpose of voting on such approval.

     Each New Subadvisory Agreement provides that it may be terminated, without the payment of any penalty, at any time on sixty days' written notice to BlackRock Advisors either by vote of the Board of Directors or by vote of the majority of the outstanding voting securities of the relevant Portfolio. Each New Subadvisory Agreement may also be terminated, without the payment of any penalty, by BlackRock Advisors on sixty days' written notice to the Manager and the Fund, or, if approved by the Directors, by the Manager on sixty days' written notice to BlackRock Advisors. Each New Subadvisory Agreement provides that it will terminate automatically in the event of its assignment or upon the termination of the corresponding management agreement for the relevant Portfolio.

     Each New Subadvisory Agreement provides that it may be amended by mutual consent of the Manager and BlackRock Advisors, provided that, if required by law (as modified by any exemptions received by the Manager), such amendment must also be approved by vote of a majority of the outstanding voting securities of the relevant Portfolio and by vote of a majority of the Directors who are not interested persons of the Fund, the Manager or BlackRock Advisors, cast in person at a meeting called for the purpose of voting on such approval.

     Each New Subadvisory Agreement provides that, except as may otherwise be provided by the 1940 Act or other federal securities laws, neither BlackRock Advisors nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Manager, the Fund, the relevant Portfolio or any shareholder of such Portfolio in connection with the performance of services under such Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties.

COMPARISON OF EXISTING AND NEW SUBADVISORY AGREEMENTS

     The New Subadvisory Agreements are substantially similar to the Existing Subadvisory Agreements, except that (1) references to SSRM have been changed to references to BlackRock Advisors; and (2) certain other minor differences.

     IF THE NEW SUBADVISORY AGREEMENTS HAD BEEN IN EFFECT DURING THE FISCAL YEAR ENDED DECEMBER 31, 2003, THE SUBADVISORY FEES PAYABLE BY THE MANAGER TO BLACKROCK ADVISORS WOULD HAVE BEEN IDENTICAL TO THOSE ACTUALLY PAID TO SSRM FOR SUCH PERIOD PURSUANT TO THE EXISTING SUBADVISORY AGREEMENTS. NO CHANGES TO SUCH FEES ARE BEING PROPOSED.

BASIS FOR THE DIRECTORS' RECOMMENDATION REGARDING NEW SUBADVISORY AGREEMENTS

     The Directors determined at their November 3, 2004 meeting that it would be in the best interests of the Portfolios and their shareholders to appoint BlackRock Advisors as subadviser for the Portfolios upon closing of the Transaction, and thus decided to recommend that shareholders of each Portfolio vote to approve the New Subadvisory Agreement for such Portfolio.

     In coming to this recommendation, the Directors engaged in a thorough review process relating to BlackRock, certain of its affiliates and the Transaction. As part of this process, the Directors met with senior executives of BlackRock, SSRM and MetLife at the Board's August 23, 2004 special meeting and with senior executives of SSRM and BlackRock at the Board's September 23, 2004 special meeting. In addition, at their November 3, 2004 quarterly meeting, in connection with the proposed change of subadviser for the Portfolios from SSRM to BlackRock Advisors, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory or subadvisory agreements as in effect from year to year. In deciding to recommend to the Portfolios' shareholders that BlackRock Advisors be appointed subadviser to each Portfolio, the Directors considered information about, and concluded they were satisfied with, the following, among others things:

     - BlackRock Advisors and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources, policies and investment processes;

     - the terms of the New Subadvisory Agreements, including the subadvisory fees that the Manager would pay to BlackRock Advisors pursuant to such Agreements (which would be identical to those payable by the Manager to SSRM under the Existing Subadvisory Agreements);

     - the scope and quality of the services that BlackRock Advisors could provide to the Portfolios, including a comparison with the scope and quality of the services currently being provided by SSRM;

     - information about the investment performance achieved by BlackRock Advisors' portfolio management teams in managing other accounts and comparative information regarding the performance of peer groups of mutual funds;

     - the subadvisory fee rates to be paid by the Manager to BlackRock Advisors for the Portfolios relative to those payable for similar funds advised or subadvised by BlackRock Advisors (which assisted the Directors in concluding that the subadvisory fees to be charged by BlackRock Advisors pursuant to the New Subadvisory Agreements are reasonable) (Appendix C to this Proxy Statement contains information regarding fee schedules for other funds advised or subadvised by BlackRock Advisors that have investment objectives similar to those of the Portfolios);

     - the total expense ratios of the Portfolios while being subadvised by SSRM, as well as the profits realized by SSRM in subadvising the Portfolios;

     - the practices of BlackRock Advisors regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolios, and the brokers' and dealers' provision of brokerage and research services to BlackRock Advisors (see the section entitled "Portfolio Transactions and Brokerage" below for more information about these matters); and

     - BlackRock Advisors' commitment to and record of compliance, including its written compliance polices and procedures.

     In determining to approve the appointment of BlackRock Advisors as subadviser to the Portfolios, the Directors considered numerous additional factors that they considered relevant, including extensive information about the Portfolios, BlackRock Advisors' management styles and BlackRock Advisors' proposed approaches to managing the Portfolios, as well as information about BlackRock's organizational structure and financial condition.

     It was noted that the advisory and subadvisory fee rates for the Portfolios (which would not change if the New Management Agreements and New Subadvisory Agreements are approved by shareholders) contain breakpoints and, accordingly, reflect the potential to share economies of scale. The Directors also took into account BlackRock Advisors' substantial experience and reputation as a manager of equity and fixed income investments, along with the prominence of the BlackRock name in the marketplace for investment advice, and concluded that this might enhance the marketability of the insurance products that invest in the Portfolios, and thus lead to growth in the size of the Portfolios, although such growth cannot be assured.

     After engaging in the review process and carefully considering the information summarized above, the Directors unanimously voted to approve, and to recommend that the shareholders of the Portfolios vote to approve, the New Subadvisory Agreements.

     In connection with the proposed change of subadviser for the Portfolios, if shareholders of a Portfolio approve the relevant New Subadvisory Agreement with

BlackRock Advisors with respect to such Portfolio, effective upon closing of the Transaction, the name of such Portfolio will change as follows:

                                                                  NEW PORTFOLIO NAME IF
CURRENT PORTFOLIO NAME                                          RELEVANT PROPOSAL APPROVED
----------------------                              --------------------------------------------------
State Street Research Aggressive Growth Portfolio   BlackRock Aggressive Growth Portfolio
State Street Research Aurora Portfolio              BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio         BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio         BlackRock Diversified Portfolio
State Street Research Investment Trust Portfolio    BlackRock Investment Trust Portfolio
State Street Research Large Cap Growth Portfolio    BlackRock Legacy Large Cap Growth Portfolio
State Street Research Large Cap Value Portfolio     BlackRock Large Cap Value Portfolio
State Street Research Money Market Portfolio        BlackRock Money Market Portfolio

CHANGES IN INVESTMENT STYLE

     The investment approaches expected to be used by BlackRock Advisors in managing each Portfolio are presented below.

STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

     The investment approach to be used by BlackRock Advisors in managing the Portfolio is expected to be similar to the approach currently used by SSRM. Under BlackRock Advisors' management, as under SSRM's, the Portfolio, under normal market conditions, would invest at least 65% of its total assets in equity securities of medium size companies, though, like SSRM, BlackRock Advisors would reserve the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers.

     As with SSRM, BlackRock Advisors would take a growth approach in selecting stocks for the Portfolio, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. BlackRock Advisors generally would attempt to identify the industries that over the long term will grow faster than the economy as a whole, and would then look for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

STATE STREET RESEARCH AURORA PORTFOLIO

     The investment approach to be used by BlackRock Advisors in managing the Portfolio is expected to be similar to the approach currently used by SSRM. Under BlackRock Advisors' management, the Portfolio would, under normal market conditions, invest at least 65% of its total assets in small-cap stocks which in the opinion of BlackRock Advisors are value stocks, though, like SSRM, BlackRock Advisors would reserve the flexibility to also invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks or growth stocks.

     Similar to SSRM, in choosing among small company stocks, BlackRock Advisors would take a value approach, searching for those companies that appear, in the opinion of BlackRock Advisors, to be trading below their true worth. BlackRock Advisors would use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. BlackRock Advisors would look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.

STATE STREET RESEARCH BOND INCOME PORTFOLIO

     The investment approach to be used by BlackRock Advisors in managing the Portfolio is expected to be similar to the approach currently used by SSRM. Under BlackRock Advisors' management, the Portfolio would, under normal circumstances, invest at least 80% of its assets in fixed-income securities.

     Under BlackRock Advisors, the Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency ("U.S. Government Securities"), mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. Under BlackRock Advisors, the Portfolio may also invest in securities through Rule 144A and other private placement transactions.

     BlackRock Advisors would establish duration targets based on economic and monetary factors affecting interest rates and bond market returns and would allocate the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. BlackRock Advisors would decide how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, BlackRock Advisors would rely primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

     It is expected that, under BlackRock Advisors' management, the Portfolio would, under normal circumstances, invest in equity securities and fixed-income securities. Under SSRM, the Portfolio is currently permitted to invest in equity securities, fixed-income securities and short-term money market instruments. Under BlackRock Advisors, the amount of assets invested in each type of security would depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security. BlackRock Advisors would manage the Portfolio's investments in equity securities using a quantitative investment approach similar to that which BlackRock Advisors would employ for the State Street Research Investment Trust Portfolio, as described below. BlackRock Advisors would manage the Portfolio's investments in fixed income securities using an investment approach similar to that which BlackRock Advisors would employ for the State Street Research Bond Income Portfolio, as described more fully above.

     Under BlackRock Advisors, the Portfolio's investments in equity securities would be in stocks and convertible securities that BlackRock Advisors believes have attractive long-term risk adjusted return potential. Under SSRM, the Portfolio's investments in equity securities are in stocks and convertible securities that SSRM believes have attractive long-term growth potential.

     Under BlackRock Advisors, as under SSRM, the Portfolio's fixed-income investments would be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. Government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations and collateralized debt obligations, U.S. dollar denominated debt securities of foreign issuers and corporate debt. BlackRock Advisors may also invest in securities through Rule 144A and other private placement transactions.

STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

     Under BlackRock Advisors, the Portfolio would seek to achieve its investment objective by investing at least 80% of its net assets in equity securities. In pursuit of this goal, the portfolio management team would use the S&P 500(R) Index as a benchmark.

     Under BlackRock Advisors, the Portfolio's portfolio management team would use quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500(R) Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the portfolio management team would then identify stocks with rising earnings expectations that are selling at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team would select stocks, together with appropriate position weightings, that it believes would maximize the Portfolio's return per unit of risk. The Portfolio would seek to maintain the market capitalization, sector allocations and style characteristics of the Portfolio similar to those of the S&P 500(R) Index. Seeking to maintain the optimal risk/return trade-off, the portfolio management team would rebalance the Portfolio's holdings regularly. The team would assess each stock's changing characteristics relative to its contribution to portfolio risk. A stock would be a candidate for sale when it no longer offered an appropriate return-to-risk trade-off. In order to remain fully invested and instead of purchasing and selling securities directly, the Portfolio might invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500(R) Index.

STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO

     The investment approach to be used by BlackRock Advisors in managing the Portfolio is expected to be similar to the approach currently used by SSRM. Under BlackRock Advisors' management, the Portfolio would, under normal market conditions, invest at least 80% of its net assets in a portfolio of large capitalization equity securities. BlackRock Advisors would consider large capitalization equity securities to be those issued by companies with market capitalizations, at the time of purchase by the Portfolio, of at least $1 billion.

     Under BlackRock Advisors, the Portfolio would invest primarily in stocks believed by BlackRock Advisors to have long-term growth potential. In selecting stocks, BlackRock Advisors would seek to identify large capitalization stocks with sustainable above-average earnings growth. BlackRock Advisors would intend to invest the Portfolio's assets in approximately 50-75 U.S.-traded companies, although the number of holdings may vary. The Portfolio typically would be fully invested under BlackRock Advisors.

STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

     Under BlackRock Advisors, the Portfolio would normally invest at least 80% of its net assets in equity securities issued by U.S. large capitalization companies, which may include common and preferred stocks and convertible securities. BlackRock Advisors would consider large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index.

     Under BlackRock Advisors, the Portfolio's portfolio management team would use quantitative techniques to analyze a universe of approximately 800 value companies. The portfolio management team would use a multi-factor model, which would identify the key factors that drive the performance of value stocks. Using this multi-factor model, the portfolio management team would identify stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team would select stocks, together with appropriate position weightings, that it believes would maximize the Portfolio's return per unit of risk. The Portfolio would seek to maintain the market capitalization, sector allocations and style characteristics of the Portfolio similar to those of the Russell 1000 Value Index. Seeking to maintain the optimal risk/return trade-off, the portfolio management team would rebalance the Portfolio's holdings regularly. The team would assess each stock's changing characteristics relative to its contribution to portfolio risk. A stock would be a candidate for sale when it no longer offered an appropriate return-to-risk trade-off. In order to remain fully invested and instead of purchasing and selling securities directly, the Portfolio might invest in depository receipts that seek to replicate the price performance and dividend yield of the Russell 1000 Value Index.

STATE STREET RESEARCH MONEY MARKET PORTFOLIO

     The investment approach to be used by BlackRock Advisors in managing the Portfolio is expected to be similar to the approach currently used by SSRM. Under BlackRock Advisors' management, the Portfolio would invest its assets in a managed portfolio of money market instruments. Under BlackRock Advisors, the Portfolio might invest in the highest quality, short-term money market instruments or in U.S. Government Securities. Under BlackRock Advisors' management, the Portfolio might also invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions and in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. Under BlackRock Advisors, the Portfolio may invest all of its assets in any one type of security.

SHAREHOLDER VOTING REGARDING NEW SUBADVISORY AGREEMENTS

     The Directors unanimously recommend that the shareholders of each Portfolio vote to approve the New Subadvisory Agreement for their respective Portfolio.

     The vote required to approve each New Subadvisory Agreement is the lesser of (i) 67% of the shares of the relevant Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of the Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of such Portfolio outstanding on the Record Date. If the required vote is not obtained for a Portfolio, the Directors will consider what other actions to take in the best interests of such Portfolio.

INFORMATION ABOUT BLACKROCK ADVISORS

BLACKROCK ADVISORS' OPERATIONS

     BlackRock Advisors has provided the Fund with the following information regarding its operations.

     BlackRock Advisors is a wholly-owned subsidiary of BlackRock. BlackRock is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. BlackRock and BlackRock Advisors are located at 40 E. 52nd Street, New York, NY 10022. The PNC Financial Services Group, Inc. is located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA 15222.

     The directors and principal executive officers of BlackRock Advisors and their principal occupations and mailing addresses are as follows:

NAME AND ADDRESS                                       PRINCIPAL OCCUPATION
----------------                                       --------------------
Laurence D. Fink, Chief Executive
  Officer.................................  BlackRock, Inc., Chairman and
  40 East 52nd Street                       Chief Executive Officer
  New York, NY 10022
Ralph L. Schlosstein, Director and
  President...............................  Blackrock, Inc., President and Director
  40 East 52nd Street
  New York, NY 10022
Robert S. Kapito, Director and Vice
  Chairman................................  BlackRock, Inc., Vice Chairman
  40 East 52nd Street
  New York, NY 10022
Paul L. Audet, Director...................  BlackRock, Inc., Chief Financial
  40 East 52nd Street                       Officer and Managing Director
  New York, NY 10022
Robert P. Connolly, Managing Director,
  General Counsel and Secretary...........  BlackRock, Inc., Managing Director,
  40 East 52nd Street                       General Counsel and Secretary
  New York, NY 10022
Laurence J. Carolan, Director and Managing
  Director................................  BlackRock, Inc., Managing Director
  100 Bellevue Parkway
  Wilmington, DE 19809
Kevin M. Klingert, Director and Managing
  Director................................  BlackRock, Inc., Managing Director
  40 East 52nd Street
  New York, NY 10022
John P. Moran, Director and Managing
  Director................................  BlackRock, Inc., Managing Director
  100 Bellevue Parkway
  Wilmington, DE 19809
Thomas H. Nevin, Director and Managing
  Director................................  BlackRock, Inc., Managing Director
  100 Bellevue Parkway
  Wilmington, DE 19809
Mark Steinberg, Director and Managing
  Director................................  BlackRock, Inc., Managing Director
  100 Bellevue Parkway
  Wilmington, DE 19809

PORTFOLIO TRANSACTIONS AND BROKERAGE

     BlackRock Advisors has provided the Fund with the following information regarding its policies and procedures with respect to portfolio transactions and brokerage.

     BlackRock Advisors, as an investment adviser, is a fiduciary to each of its clients. Accordingly, BlackRock Advisors owes a duty of loyalty to its clients and must treat each client fairly. BlackRock Advisors attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.

     To this end, BlackRock Advisors has adopted an Investment Allocation Policy that is intended to ensure that investment opportunities are allocated fairly and consistently among client accounts over time. The policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Advisors' Portfolio Management Group with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

     It is BlackRock Advisors' policy in selecting brokers or dealers to obtain "best execution" of clients' transactions. In light of this policy, BlackRock Advisors will select brokers or use automated trading systems that will execute securities transactions for clients in such a manner that the clients' total cost or proceeds in each transaction is the most favorable under the circumstances. In selecting such brokers or automated trading systems, BlackRock Advisors will consider relevant factors, including:

     - the nature and character of the security or instrument being traded and the markets on which it is purchased or sold;

     - the desired timing of the transaction;

     - BlackRock Advisors' knowledge of spreads currently available;

     - the activity existing and expected in the market for the particular security or instrument;

     - the full range of brokerage services provided;

     - the broker's or dealer's capital strength and stability, as well as its execution, clearance and settlement capabilities;

     - the quality of the research and research services provided;

     - the reasonableness of the commission or its equivalent for the specific transaction; and

     - BlackRock Advisors' knowledge of any actual or apparent operational problems of a broker or dealer.

     The determinative factor in BlackRock Advisors' selection of a broker will not be the lowest possible commission cost but whether the broker's likely execution of the transaction represents the best qualitative execution for the client account. BlackRock Advisors periodically evaluates the performance of its brokers and may change the brokers it uses from time to time.

     Fixed income trades are executed by BlackRock Advisors' portfolio managers who specialize in particular fixed income sectors, and equity trades are placed through BlackRock Advisors' dedicated equity trading group. BlackRock Advisors' method of allocating trades is based on the proportionate size of the participating accounts, availability of cash and similarity of participating account mandates and investment strategies. The process of evaluating execution quality is monitored and reviewed internally on a regular basis by key members of BlackRock Advisors' Portfolio Management Group.

     BlackRock Advisors does not generate soft dollar credits in connection with the execution of trades for its fixed income clients. For its equity portfolios, BlackRock Advisors believes that research services obtained through soft dollar arrangements enhance its investment decision-making capabilities, thereby increasing the prospect for higher investment returns. BlackRock Advisors will only engage in soft dollar transactions that meet with the requirements of
Section 28(e) of the Securities Exchange Act of 1934. To ensure compliance with
Section 28(e), BlackRock Advisors has adopted a Soft Dollar Policy that requires that the BlackRock Advisors Brokerage Allocation Committee approve all soft dollar arrangements. The Committee consists of senior management of BlackRock Advisors and meets monthly to review the use of brokerage within the firm.

PROPOSAL 2: APPROVAL OF NEW MANAGEMENT AGREEMENTS FOR THE SSR NEW MANAGEMENT AGREEMENT PORTFOLIOS

DESCRIPTION OF THE NEW MANAGEMENT AGREEMENTS

     A form of the New Management Agreements appears in Appendix B. The next several paragraphs briefly summarize some important provisions of the New Management Agreements, but for a complete understanding you should read Appendix B.

     Each New Management Agreement would require the Manager to provide administrative services to the Fund with respect to the relevant SSR New Management Agreement Portfolio, as well as manage the investment and reinvestment of the assets of the relevant Portfolio, in each case subject to the Manager's right to delegate such responsibility to one or more parties. Each New Management Agreement provides that all activities undertaken by the Manager and its delegates (including any subadvisers) would be subject to the supervision and control of the Board or any committee thereof, or any authorized officer of the Fund. Each New Management Agreement would also require the Manager to make periodic reports to the Board.

     UNDER EACH NEW MANAGEMENT AGREEMENT, THE RELEVANT SSR NEW MANAGEMENT AGREEMENT PORTFOLIO WOULD PAY THE MANAGER COMPENSATION AT THE SAME RATES SUCH PORTFOLIO CURRENTLY PAYS THE MANAGER PURSUANT TO THE CORRESPONDING EXISTING MANAGEMENT AGREEMENT AS SHOWN IN THE FIRST TABLE IN THE ABOVE SECTION ENTITLED "DESCRIPTION OF THE EXISTING MANAGEMENT AGREEMENTS." NO CHANGES TO SUCH FEE RATES ARE BEING PROPOSED.

     Each New Management Agreement would continue in effect until two years after closing of the Transaction, and from year to year thereafter so long as such continuance is specifically approved at least annually by (i) the Directors or by vote of a majority of the outstanding voting securities of the relevant SSR New Management Agreement Portfolio and (ii) vote of a majority of the Directors who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     Each New Management Agreement provides that it may be terminated, without the payment of any penalty, at any time on sixty days' written notice to the Manager either by vote of the Board of Directors or by vote of the majority of the outstanding voting securities of the relevant SSR New Management Agreement Portfolio. Each New Management Agreement may also be terminated, without the payment of any penalty, by the Manager on ninety days' written notice to the Fund. Each New Management Agreement provides that it will terminate automatically in the event of its assignment.

     Each New Management Agreement provides that it may be amended by mutual consent of the Fund and the Manager, provided that, if required by law (as modified by any exemptions received by the Manager), such amendment must also be approved by vote of a majority of the outstanding voting securities of the relevant SSR New Management Agreement Portfolio and by vote of a majority of the Directors who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     Each New Management Agreement provides that, in absence of willfull misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties, the Manager will not be subject to any liability to the Fund or any shareholder thereof for any act or omission in the course of, or connected with, the Manager's provision of services under such New Management Agreement.

COMPARISON OF EXISTING AND NEW MANAGEMENT AGREEMENTS

     The New Management Agreements are substantially similar to the Existing Management Agreements, except that (1) the New Management Agreements would allow the Manager to employ one or more subadvisers to manage the investment and reinvestment of the assets of the SSR New Management Agreement Portfolios, whereas the Existing Management Agreements only authorize the Manager to employ a single subadviser for such purpose; and (2) certain other minor differences.

     IF THE NEW MANAGEMENT AGREEMENTS HAD BEEN IN EFFECT DURING THE FISCAL YEAR ENDED DECEMBER 31, 2003, THE ADVISORY FEES PAYABLE BY THE SSR NEW MANAGEMENT AGREEMENT PORTFOLIOS TO THE MANAGER WOULD HAVE BEEN IDENTICAL TO THOSE THAT THEY ACTUALLY PAID TO THE MANAGER FOR SUCH PERIOD PURSUANT TO THE EXISTING MANAGEMENT AGREEMENTS. NO CHANGES TO SUCH FEES ARE BEING PROPOSED.

BASIS FOR THE DIRECTORS' RECOMMENDATION REGARDING NEW MANAGEMENT AGREEMENTS

     The Directors determined at their November 3, 2004 meeting that it would be in the best interests of the SSR New Management Agreement Portfolios and their shareholders to switch to the New Management Agreements, and thus decided to recommend that shareholders of each SSR New Management Agreement Portfolio vote to approve the New Management Agreement for such Portfolio.

     In deciding to recommend to the SSR New Management Agreement Portfolios' shareholders that the Manager be reappointed as investment adviser to the SSR New Management Agreement Portfolios pursuant to the New Management Agreements, at their November 3, 2004 meeting, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory or subadvisory agreements as in effect from year to year. At this meeting, in coming to this decision, the Directors considered information about, and concluded they were satisfied with, the following, among others things:

     - the Manager's substantial experience in serving as investment adviser to the Fund and its portfolios (including the SSR New Management Agreement Portfolios);

     - the Manager and its personnel, resources and policies;

     - the terms of the New Management Agreements, including the advisory fees that the SSR New Management Agreement Portfolios would pay to the Manager pursuant to such Agreements (which would be identical to those payable to the Manager under the Existing Management Agreements) and comparative information regarding such advisory fees relative to those charged by peer groups of mutual funds (which assisted the Directors in concluding that such advisory fees are reasonable) (Appendix D to this Proxy Statement contains information regarding fee schedules for other funds or portfolios advised by the Manager that have investment objectives similar to those of the Portfolios);

     - the scope and quality of the services that the Manager provides to the Fund and its portfolios (including the SSR New Management Agreement Portfolios), which includes the Manager's provision of administrative and management services and oversight with respect to the portfolios' subadvisers' and their activities in such areas as investment management, compliance, disclosure, and broker-dealer selection;

     - the advisory fee rates to be paid by the SSR New Management Agreement Portfolios to the Manager;

     - the total expense ratios of the SSR New Management Agreement Portfolios while being managed by the Manager, as well as the profits realized by the Manager in managing such portfolios; and

     - the Manager's commitment to and record of compliance (including the Manager's provision of compliance-related oversight with respect to the Fund's subadvisers).

     In determining to approve the reappointment of the Manager as adviser to the Fund and its portfolios (including the SSR New Management Agreement Portfolios), the Directors also considered numerous additional factors that they felt were relevant, including information about the Manager's organizational structure and financial condition. It was also noted that the advisory and subadvisory fee rates for the SSR New Management Agreement Portfolios (which would not change if the New Management Agreements or New Subadvisory Agreements are approved by shareholders) contain breakpoints and, accordingly, reflect the potential to share economies of scale.

     After engaging in the review process, and carefully considering the information, summarized above, the Directors unanimously voted to approve, and to recommend that the SSR New Management Agreement Portfolios' shareholders vote to approve, the New Management Agreements.

     Additional information about the Manager is set forth below.

SHAREHOLDER VOTING REGARDING NEW MANAGEMENT AGREEMENTS

     The Directors unanimously recommend that the shareholders of each SSR New Management Agreement Portfolio vote to approve the New Management Agreement for such Portfolio.

     The vote required to approve each New Management Agreement is the lesser of
(i) 67% of the shares of the relevant SSR New Management Agreement Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of such Portfolio outstanding as of the Record Date are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of such Portfolio outstanding on the Record Date. If the required vote is not obtained for an SSR New Management Agreement Portfolio, the Directors will consider what other actions to take in the best interests of such Portfolio.

OTHER INFORMATION

INFORMATION ABOUT VOTING INSTRUCTIONS AND CONDUCT OF THE MEETING

     Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. MetLife will bear all costs of the Meeting, including the costs of soliciting voting instructions.

     Voting Process. The shares of the Portfolios are currently sold to the Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts that are registered as investment companies with the SEC. As mentioned in the above section entitled "Introduction," most of the shares of the Portfolios are attributable to Contracts issued by the Insurance Companies. Other outstanding Portfolio shares are not attributable to Contracts, because such shares are (a) held in a separate account that is not registered as an investment company, or
(b) held in an Insurance Company's general account rather than in a separate account.

     Record owners of the shares of the Portfolios as of the Record Date will be entitled to vote and may cast one vote for each share held. A majority of the shares of a Portfolio outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of such Portfolio at the Meeting.

     In determining whether a quorum is present, the tellers (persons appointed by the Fund to receive, count and report all ballots cast at the Meeting) will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any Proposal, these shares will have the same effect as if they cast votes against such Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     In accordance with their understanding of presently applicable law, the Insurance Companies will vote the shares of the Portfolios that are attributable to the Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of a Portfolio's shares held in the corresponding investment division of a separate account deemed attributable to each Contract Owner is determined by dividing a variable life insurance policy's or variable benefit option's cash value or a variable annuity contract's accumulation units (or if variable annuity payments are currently being made, the amount of the relevant Insurance Company's reserves attributable to that variable annuity contract), as the case may be, in that division by the net asset value of one share in the Portfolio.

     Each Portfolio currently issues Class A shares, Class B shares and Class E shares, which, among other things, have different net asset values. Whether a Portfolio's Class A shares, Class B shares or Class E shares are offered in connection with a given Contract depends on the particular Contract. Each Class A, Class B and Class E share of each Portfolio has one vote. For purposes of determining the number of shares of a Portfolio for which a Contract Owner is entitled to give voting instructions, the Insurance Companies use the per share net asset value for such class of such Portfolio's shares that are offered under the relevant Contract. Fractional votes will be counted. The number of shares for which a Contract Owner has a right to give voting instructions is determined as of the Record Date.

     Portfolio shares held in an investment division attributable to Contracts for which no timely instructions are received or that are not attributable to Contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Contracts participating in that investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

     If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

     Adjournments; Other Business. With respect to each Portfolio, an adjournment of the Meeting requires the affirmative vote of a majority of the total number of shares of that Portfolio that are present in person or by proxy. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Fund intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. The Fund's Bylaws require an annual meeting of shareholders only in years in which the election of Directors is required to be acted upon by the 1940 Act. Shareholder proposals to be presented at any future meeting of shareholders of a Portfolio or the Fund must be received by the Fund within a reasonable time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

INFORMATION ABOUT THE MANAGER

     The Manager is a Delaware limited liability company. New England Life Insurance Company ("New England") owns all of the voting interests in the Manager. New England is a wholly owned subsidiary of MetLife, which in turn is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The members of the Manager include each Insurance Company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. The Chairman of the Board and President of the Manager is Hugh C. McHaffie. Mr. McHaffie and John F. Guthrie, Jr. are the members of the Manager's Board of Managers. Mr. McHaffie is the Chairman of the Board, President and Chief Executive Officer of the Fund, and his principal occupation is Senior Vice President of MetLife. Mr. Guthrie is a Senior Vice President of the Fund, and his principal occupation is Vice President of New England Financial.

While the Manager provides administrative services to the Fund in its role as investment advisor thereto, the Fund does not employ a separate administrator. The address of the Manager, New England, Mr. McHaffie and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife is 200 Park Avenue, New York, New York 10166.

     The following Directors or officers of the Fund are also managers or officers of the Manager:

                                  CURRENT POSITION(S)            CURRENT POSITION(S)
NAME                                   WITH FUND                     WITH MANAGER
----                          ----------------------------   ----------------------------
Hugh C. McHaffie............  Director, Chairman of the      Chair of the Board of
                              Board, President and Chief     Managers, President and
                              Executive Officer              Chief Executive Officer
John F. Guthrie, Jr. .......  Senior Vice President          Manager and Senior Vice
                                                             President
Leonard M. Bakal............  Senior Vice President and      Senior Vice President and
                              Chief Compliance Officer       Chief Compliance Officer
Peter Duffy.................  Vice President and Treasurer   Senior Vice President
Thomas M. Lenz..............  Vice President and Secretary   General Counsel and
                                                             Secretary
Thomas C. McDevitt..........  Vice President                 Vice President
Terrence T. Santry..........  Assistant Treasurer            Vice President
Allison M. Troiani..........  Assistant Treasurer            Assistant Vice President

INFORMATION ABOUT THE FUND

     You may obtain copies of the Fund's annual report for the fiscal year ended December 31, 2003 and semi-annual report for the six month period ended June 30, 2004 or ask any questions you may have regarding this Proxy Statement without charge by calling (800) 638-7732 or by writing to the Secretary of the Fund at 501 Boylston Street, Boston, Massachusetts 02116.

OWNERSHIP OF SHARES

     As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote on the relevant Proposals:

                                                                SHARES OUTSTANDING
PORTFOLIO                                    CLASS OF SHARES      ON RECORD DATE
---------                                    ---------------    ------------------
State Street Research Aggressive Growth....      Class A          48,107,772.019
                                                 Class B             145,644.775
                                                 Class E             902,664.619
State Street Research Aurora...............      Class A          35,333,647.980
                                                 Class B           2,145,903.687
                                                 Class E          14,508,303.738
State Street Research Bond Income..........      Class A           7,257,524.104
                                                 Class B           1,140,880.529
                                                 Class E             570,720.131
State Street Research Diversified..........      Class A         119,223,875.223
                                                 Class B             964,395.430
                                                 Class E           5,340,121.465
State Street Research Investment Trust.....      Class A          70,684,874.121
                                                 Class B             930,441.603
                                                 Class E           1,955,740.829
State Street Research Large Cap Growth.....      Class A          25,851,323.174
                                                 Class B           1,361,886.056
                                                 Class E           2,339,892.147
State Street Research Large Cap Value......      Class A           3,143,541.914
                                                 Class B             876,970.364
                                                 Class E           4,497,552.807
State Street Research Money Market.........      Class A           4,701,405.872
                                                 Class B             775,706.359
                                                 Class E             129,901.096

     All of the shares of the Portfolios are held of record by the Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Shares of the Portfolios are not offered for direct purchase by the investing public.

BENEFICIAL OWNERSHIP

     The Insurance Companies have informed the Fund that there were no persons owning Contracts that would entitle them to instruct the Insurance Companies with respect to 5% or more of any class of the voting securities of any of the Portfolios as of the Record Date.

     The Fund has been informed that, as of the Record Date, with respect to each of the Portfolios, the Fund's officers and Directors, individually and as a group, owned less than 1% of the outstanding shares of such Portfolio.

     Because the Insurance Companies own 100% of the shares of the Fund, they may be deemed to be in control (as that term is defined in the 1940 Act) of the Fund.

PRINCIPAL UNDERWRITER

     MetLife is the Fund's principal underwriter.

                                                                      APPENDIX A

                         METROPOLITAN SERIES FUND, INC.

                             SUBADVISORY AGREEMENT
                              ([      ] PORTFOLIO)

     This Subadvisory Agreement (this "Agreement") is entered into as of
[     ], 2005 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Blackrock Advisors, Inc., a Delaware corporation (the "Subadviser").

     WHEREAS, the Manager has entered into an Advisory Agreement dated [     ]
(the "Advisory Agreement") with Metropolitan Series Fund, Inc. (the "Fund"), pursuant to which the Manager provides portfolio management and administrative services to [Portfolio] (the "Portfolio");

     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

     WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

     1.  Subadvisory Services.

          a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with
     (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the "Prospectus"), (2) any additional policies or guidelines established by the Manager or by the Fund's Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange

     Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

          b. The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund's Board of Directors) with copies of all material comments that are directly related to the Portfolio and the services provided under this Agreement received from the SEC following routine or special SEC examinations or inspections.

          c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

          d. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested.

          e. As the delegate of the Directors of the Fund, the Subadviser shall be responsible for providing reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable.

     2.  Obligations of the Manager.

          a. The Manager shall provide (or cause the Fund's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

          b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

          c. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     3. Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio's agreement with the custodian designated to hold the assets of the Portfolio (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the

Custody Agreement). The Subadviser shall provide timely instructions directly to the Fund's custodian, in the manner and form as required by the Fund's Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

     4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

     5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser agrees that securities are to be purchased through brokers and dealers that, in the Manager's best judgment, offer the best combination of price and execution. The Subadviser, in seeking to obtain best execution of portfolio transactions for the Portfolio, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Subadviser's selection of a broker or dealer for transactions for the Portfolio may take into account such relevant factors as (i) price, (ii) the broker's or dealer's facilities, reliability and financial responsibility,
(iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker's or dealer's recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Subadviser which are expected to enhance its general portfolio management capabilities (collectively, "Research"), notwithstanding that the Portfolio may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Subadviser shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolio or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser, in its discretion, may cause the Portfolio to pay a commission for effecting a transaction for the Portfolio in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done where the Subadviser has determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Subadviser. From time to time, when determined by the Subadviser in its capacity of a fiduciary to be in the best interest of the Portfolio, the Subadviser may purchase securities from or sell securities on behalf of the Portfolio to another account managed by the Subadviser at prevailing market levels in accordance with the procedures under Rule 17a-7 under the 1940 Act and other applicable law.

     6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder,
the Manager shall pay the Subadviser compensation at the annual rate of [     ].
Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

     7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

     8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     9.  Effective Date and Termination.  This Agreement shall become effective
as of [     ], and

          a.  unless otherwise terminated, this Agreement shall continue in
     effect until [           , 2007], and from year to year thereafter so long
     as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

          d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days' written notice to the Subadviser; and

     Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

     10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

     11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940

Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

     12.  General.

          a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

          b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     13.  Use of Name.

     It is understood that the phrase "[     ]" and any logos associated with
that name are the valuable property of the Subadviser, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

                                        METLIFE ADVISERS, LLC

                                        By -------------------------------------
                                          John F. Guthrie, Jr.
                                          Senior Vice President


                                        BLACKROCK ADVISORS, INC


                                        By -------------------------------------
                                          Name:
                                          Title:

                                                                      APPENDIX B

                         METROPOLITAN SERIES FUND, INC.

                               ADVISORY AGREEMENT
                              ([      ] PORTFOLIO)

     Agreement entered into on the [     ], 2005 by and between Metropolitan
Series Fund, Inc., a Maryland corporation (the "Fund"), with respect to its
[     ] Portfolio (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware
limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

          1.(a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Portfolio, to the shareholders thereof or otherwise to the

     Portfolio, the Portfolio to be treated for these purposes as a separate legal entity and fund; and

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j)  any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l)  expenses of meetings of shareholders and directors of the Fund;
     and

          (m)  interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager
compensation at the annual rate of [     ]. Such compensation shall be payable
monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Portfolio are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Portfolio and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Portfolio are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Portfolio, as the case may be.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment;

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                        METROPOLITAN SERIES FUND, INC.,
                                        ON BEHALF OF ITS [     ] PORTFOLIO

                                        By: -----------------------------------
                                           John F. Guthrie, Jr.
                                           Senior Vice President


                                        METLIFE ADVISERS, LLC


                                        By: -----------------------------------
                                           John F. Guthrie, Jr.
                                           Senior Vice President

                                                                      APPENDIX C

                           CERTAIN OTHER MUTUAL FUNDS
                             ADVISED OR SUBADVISED
                             BY BLACKROCK ADVISORS

     BlackRock Advisors acts as investment adviser or subadviser to the following other mutual funds that have investment objectives similar to the Portfolios, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                                                                         RELATIONSHIP
                                                                                                           TO OTHER
                           OTHER FUND(S)       NET ASSETS OF                                                 FUND
                            WITH SIMILAR       OTHER FUNDS AT                                            (ADVISER OR
PORTFOLIO                    OBJECTIVES       OCTOBER 29, 2004                FEE RATE(1)                SUBADVISER)
---------               --------------------  ----------------   --------------------------------------  ------------
State Street Research   BlackRock Legacy        $310,008,000     0.65% on the first $1 billion           Adviser
Large Cap Growth        Portfolio(2)                             0.60% on next $1 billion
Portfolio                                                        0.575% on next $1 billion
                                                                 0.55% greater than $3 billion
State Street Research   BlackRock Select        $ 93,889,129     0.55% on the first $1 billion           Adviser
Investment Trust        Equity Portfolio                         0.50% on next $1 billion
Portfolio                                                        0.475% on next $1 billion
                                                                 0.45% greater than $3 billion
State Street Research   BlackRock Large Cap     $234,076,898     0.55% on the first $1 billion           Adviser
Large Cap Value         Value Equity                             0.50% on next $1 billion
Portfolio               Portfolio                                0.475% on next $1 billion
                                                                 0.45% greater than $3 billion
State Street Research   BlackRock Mid- Cap      $122,660,962     0.80% on the first $1 billion           Adviser
Aggressive Growth       Growth Equity                            0.70% on next $1 billion
Portfolio               Portfolio                                0.675% on next $1 billion
                                                                 0.625% greater than $3 billion
State Street Research   BlackRock Small Cap     $134,401,240     0.55% on the first $1 billion           Adviser
Aurora Portfolio        Value Equity                             0.50% on next $1 billion
                        Portfolio                                0.475% on next $1 billion
                                                                 0.45% greater than $3 billion
                        Client A Portfolio 1    $143,913,809     Aggregate schedule for all portfolios:  Subadviser
                        Client A Portfolio 2    $114,353,523     0.50%

---------------

(1) BlackRock Select Equity Portfolio waived approximately .09% in advisory fees for the fiscal year ended September 30, 2004. BlackRock Large Cap Value Equity Portfolio waived approximately .04% in advisory fees for the fiscal year ended September 30, 2004. BlackRock Small Cap Value Equity Portfolio waived approximately .03% in advisory fees for the fiscal year ended September 30, 2004.

(2) Subject to: (1) approval by the shareholders of the State Street Research Legacy Portfolio, and (2) the closing of BlackRock's acquisition of the parent company of SSRM, the investment adviser of the State Street Research Legacy Portfolio.

                                                                                                        RELATIONSHIP
                                                                                                          TO OTHER
                          OTHER FUND(S)       NET ASSETS OF                                                 FUND
                           WITH SIMILAR       OTHER FUNDS AT                                            (ADVISER OR
FUND/PORTFOLIO              OBJECTIVES       OCTOBER 29, 2004                FEE RATE(1)                SUBADVISER)
--------------         --------------------  ----------------   --------------------------------------  ------------
State Street Research  BlackRock Balanced    $   121,683,855    0.55% on the first $1 billion           Adviser
Diversified Portfolio  Portfolio                                0.50% on next $1 billion
                                                                0.475% on next $1 billion
                                                                0.45% greater than $3 billion
                       Partners Balanced     $    45,604,729    1.05% on net assets (.70% on managed    Adviser
                       Trust (leveraged                         assets)
                       interval fund)
State Street Research  BlackRock Core PLUS   $   291,721,578    0.50% on the first $1 billion           Adviser
Bond Income Portfolio  Total Return                             0.45% on next $1 billion
                       Portfolio                                0.425% on next $1 billion
                                                                0.40% greater than $3 billion
                       Client A              $    63,395,725    0.25% on the first $100 million         Subadviser
                                                                0.20% on next $100 million
                                                                0.175% on next $100 million
                                                                0.15% on next $200 million
                                                                0.10% greater than $500 million
                       Client B Portfolio 1  $ 1,598,029,906    Aggregate schedule for all portfolios:  Subadviser
                       Client B Portfolio 2  $   146,060,867    0.12% on the first $1 billion
                                                                0.05% greater than $1 billion
State Street Research  BlackRock Money       $ 1,458,421,436    0.45% on the first $1 billion           Adviser
Money Market           Market Portfolio                         0.40% on next $1 billion
Portfolio                                                       0.375% on next $1 billion
                                                                0.35% greater than $3 billion
                       TempFund              $23,148,490,524    0.08%                                   Adviser
                       Client A              $   889,991,772    0.065%                                  Subadviser
                       Client B Portfolio 1  $   236,228,801    Aggregate schedule for all portfolios:  Subadviser
                       Client B Portfolio 2  $   138,310,910    0.08% on the first $500 million
                       Client B Portfolio 3  $   103,297,835    0.06% on next $500 million
                                                                0.05% greater than $1 billion
                       Client C Portfolio 1  $   234,927,124    Aggregate schedule for all portfolios:  Subadviser
                       Client C Portfolio 2  $   465,246,262    0.20% on the first $250 million
                                                                0.15% on next $250 million
                                                                0.12% on next $250 million
                                                                0.10% on next $250 million
                                                                0.08% greater than $1 billion
                       Client D              $   149,881,481    0.45% on the first $250 million         Subadviser
                                                                0.40% on next $250 million
                                                                0.35% greater than $500 million

---------------

(1) BlackRock Balanced Portfolio waived approximately 0.08% in advisory fees for the fiscal year ended September 30, 2004. Partners Balanced Trust waived approximately 0.12% to assure that Other Expenses of the Trust do not exceed 0.7%. BlackRock Core PLUS Total Return Portfolio waived approximately 0.28% in advisory fees for the fiscal year ended September 30, 2004. BlackRock Money Market Portfolio waived approximately 0.21% in advisory fees for the fiscal year ended September 30, 2004. TempFund waived approximately 0.01% in advisory fees for the fiscal year ended October 31, 2003.

                                                                      APPENDIX D

        CERTAIN OTHER MUTUAL FUNDS OR PORTFOLIOS ADVISED BY THE MANAGER

     The Manager acts as investment adviser to the following other mutual funds or portfolios that have investment objectives similar to the SSR New Management Agreement Portfolios, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds or portfolios set forth below.

SSR NEW
MANAGEMENT                OTHER FUND(S) OR      NET ASSETS OF OTHER
AGREEMENT                 PORTFOLIO(S) WITH       PORTFOLIO(S) AT
PORTFOLIO                SIMILAR OBJECTIVES      OCTOBER 29, 2004            FEE RATE
----------             -----------------------  -------------------   -----------------------
State Street Research  FI Mid Cap
  Aggressive Growth    Opportunities
  Portfolio            Portfolio(1)               $  943,761,702      0.75% First $100
                                                                      million
                                                                      0.70% Next $400 million
                                                                      0.65% Over $500 million
                       Harris Oakmark Focused
                       Value Portfolio(2)         $1,572,445,778      0.75% First $1 billion
                                                                      0.70% Over $1 billion
                       Neuberger Berman
                       Partners Mid Cap Value
                       Portfolio(1)               $  405,102,423      0.700% First $100
                                                                      million
                                                                      0.675% Next $250
                                                                      million
                                                                      0.650% Next $500
                                                                      million
                                                                      0.625% Next $750
                                                                      million
                                                                      0.600% Over $1.6
                                                                      billion
State Street Research  Franklin Templeton
  Aurora Portfolio     Small Cap Growth
                       Portfolio                  $   73,269,716      0.90% First $500
                                                                      million
                                                                      0.85% Over $500 million
                       Loomis Sayles Small Cap
                       Portfolio(3)               $  384,374,515      0.90% First $500
                                                                      million
                                                                      0.85% Over $500 million
                       T. Rowe Price Small Cap
                       Growth Portfolio(1)        $  314,781,844      0.55% First $100
                                                                      million
                                                                      0.50% Next $300 million
                                                                      0.45% Over $400 million
State Street Research  MFS Total Return
  Diversified          Portfolio                  $  430,561,265      0.50% All assets
  Portfolio

SSR NEW
MANAGEMENT                OTHER FUND(S) OR      NET ASSETS OF OTHER
AGREEMENT                 PORTFOLIO(S) WITH       PORTFOLIO(S) AT
PORTFOLIO                SIMILAR OBJECTIVES      OCTOBER 29, 2004            FEE RATE
----------             -----------------------  -------------------   -----------------------
State Street Research  Capital Guardian U.S.
  Investment Trust     Equity Portfolio           $  379,119,195      0.70% First $200
  Portfolio                                                           million
                                                                      0.65% Next $300 million
                                                                      0.60% Next $1.5 billion
                                                                      0.55% Over $2 billion
                       Davis Venture Value
                       Portfolio                  $2,315,558,191      0.75% First $1 billion
                                                                      0.70% Over $1 billion
                       FI Value Leaders
                       Portfolio(4)               $  549,531,650      0.70% First $200
                                                                      million

------------
(1) Prior to May 1, 2001, this portfolio paid advisory fees to MetLife, which was investment adviser to this portfolio until May 1, 2001.

(2) Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of such portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million. For the period May 1, 1998 to April 5, 2003, the advisory fee was at the annual rate of 0.75% of such portfolio's average daily net assets.

(3) Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of such portfolio's average daily net assets.

SSR NEW
MANAGEMENT                OTHER FUND(S) OR      NET ASSETS OF OTHER
AGREEMENT                 PORTFOLIO(S) WITH       PORTFOLIO(S) AT
PORTFOLIO                SIMILAR OBJECTIVES      OCTOBER 29, 2004            FEE RATE
----------             -----------------------  -------------------   -----------------------
and                                                                   0.65% Next $300 million
                                                                      0.60% Next $1.5 billion
                                                                      0.55% Over $2 billion
State Street Research  Harris Oakmark Large
  Large Cap Value      Cap Value Portfolio(1)     $  482,131,378      0.75% First $250
  Portfolio                                                           million
                                                                      0.70% Over $250 million
                       Jennison Growth
                       Portfolio                  $  798,288,640      0.70% First $200
                                                                      million
                                                                      0.65% Next $300 million
                                                                      0.60% Next $1.5 billion
                                                                      0.55% Over $2 billion
                       Met/Putnam Voyager
                       Portfolio(1)               $   67,187,285      0.80% First $500
                                                                      million
                                                                      0.75% Next $500 million
                                                                      0.70% Over $1 billion
                       MFS Investors Trust
                       Portfolio                  $  123,692,991      0.75% All assets
                       State Street Research
                       Large Cap Growth
                       Portfolio(5)               $  550,719,910      0.73% First $1 billion
                                                                      0.65% Over $1 billion
                       T. Rowe Price Large Cap
                       Growth Portfolio(1)        $  249,179,360      0.70% First $50 million
                                                                      0.60% Over $50 million
                       Zenith Equity
                       Portfolio(6)               $  972,412,776      n/a   n/a

------------
(4) Prior to May 1, 2002, the advisory fee payable by FI Value Leaders was at the annual rate of 0.70% of the first $200 million of such portfolio's average daily net assets; 0.65% of the next $1.3 billion of such assets; and 0.60% of such assets in excess of $1.5 billion.

(5) Prior to May 1, 2004, the advisory fee payable by State Street Research Large Cap Growth was at the annual rate of 0.75% of the first $1 billion of such portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.

(6) Since May 1, 2002, there has been no advisory fee payable directly by Zenith Equity. Zenith Equity bears its share of the advisory fees of the portfolios in which Zenith Equity invests all its assets through its investment in these underlying portofolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of such portfolio's average daily net assets; 0.65% of the next $300 million of such assets; 0.60% of the next $1.5 billion of such assets; and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, Capital Growth Management Limited Partnership was the adviser to Zenith Equity. From June 18, 1998 to April 30, 2001, the advisory fee payable by Zenith Equity was at the same rate. Prior to June 18, 1998, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of such portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

VOTING INSTRUCTION CARD                              METROPOLITAN SERIES FUND, INC.                         VOTING INSTRUCTION CARD
                                                    VOTING INSTRUCTION FORM FOR THE
                                                    SPECIAL MEETING OF SHAREHOLDERS
                                               JANUARY 18, 2005, 2:00 P.M. EASTERN TIME

NEW ENGLAND LIFE INSURANCE COMPANY
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on
January 18, 2005 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. (THE "FUND") SOLICIT YOUR VOTING INSTRUCTIONS
AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS.
THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS
SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE
FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.
                                                                                VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                                                                VOTE VIA THE TELEPHONE: 1-866-235-4258
                                                                                VOTE VIA FACSIMILE: 1-888-796-9932
                                                                                999 9999 9999 999


                                                                                NOTE: Please sign exactly as your name appears at
                                                                                left. Joint owners each should sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such. If a
                                                                                corporation, please sign in full corporate name by
                                                                                President or authorized officer. If a partnership,
                                                                                please sign in partnership name by authorized
                                                                                person.

                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature of joint owner, if any

                                                                                ----------------------------------------------------
                                                                                Date                                 SSR_14702A

VOTING INSTRUCTION CARD                              METROPOLITAN SERIES FUND, INC.                         VOTING INSTRUCTION CARD
                                                    VOTING INSTRUCTION FORM FOR THE
                                                    SPECIAL MEETING OF SHAREHOLDERS
                                               JANUARY 18, 2005, 2:00 P.M. EASTERN TIME

METROPOLITAN LIFE INSURANCE COMPANY
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on
January 18, 2005 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. (THE "FUND") SOLICIT YOUR VOTING INSTRUCTIONS
AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS.
THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS
SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE
FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                                                                VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                                                                VOTE VIA THE TELEPHONE: 1-866-235-4258
                                                                                VOTE VIA FACSIMILE: 1-888-796-9932
                                                                                999 9999 9999 999



                                                                                NOTE: Please sign exactly as your name appears at
                                                                                left. Joint owners each should sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such. If a
                                                                                corporation, please sign in full corporate name by
                                                                                President or authorized officer. If a partnership,
                                                                                please sign in partnership name by authorized
                                                                                person.


                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature of joint owner, if any

                                                                                ----------------------------------------------------
                                                                                Date                                  SSR_14702B

VOTING INSTRUCTION CARD                              METROPOLITAN SERIES FUND, INC.                         VOTING INSTRUCTION CARD
                                                    VOTING INSTRUCTION FORM FOR THE
                                                    SPECIAL MEETING OF SHAREHOLDERS
                                               JANUARY 18, 2005, 2:00 P.M. EASTERN TIME

METLIFE INVESTORS USA INSURANCE COMPANY
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on
January 18, 2005 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. (THE "FUND") SOLICIT YOUR VOTING INSTRUCTIONS
AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS.
THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS
SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE
FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                                                                VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                                                                VOTE VIA THE TELEPHONE: 1-866-235-4258
                                                                                VOTE VIA FACSIMILE: 1-888-796-9932
                                                                                999 9999 9999 999


                                                                                NOTE: Please sign exactly as your name appears at
                                                                                left. Joint owners each should sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such. If a
                                                                                corporation, please sign in full corporate name by
                                                                                President or authorized officer. If a partnership,
                                                                                please sign in partnership name by authorized
                                                                                person.


                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature of joint owner, if any

                                                                                ----------------------------------------------------
                                                                                Date                                  SSR_14702C

VOTING INSTRUCTION CARD                              METROPOLITAN SERIES FUND, INC.                         VOTING INSTRUCTION CARD
                                                    VOTING INSTRUCTION FORM FOR THE
                                                    SPECIAL MEETING OF SHAREHOLDERS
                                               JANUARY 18, 2005, 2:00 P.M. EASTERN TIME

METLIFE INVESTORS INSURANCE COMPANY
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on
January 18, 2005 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. (THE "FUND") SOLICIT YOUR VOTING INSTRUCTIONS
AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS.
THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS
SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE
FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                                                                VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                                                                VOTE VIA THE TELEPHONE: 1-866-235-4258
                                                                                VOTE VIA FACSIMILE: 1-888-796-9932
                                                                                999 9999 9999 999


                                                                                NOTE: Please sign exactly as your name appears at
                                                                                left. Joint owners each should sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such. If a
                                                                                corporation, please sign in full corporate name by
                                                                                President or authorized officer. If a partnership,
                                                                                please sign in partnership name by authorized
                                                                                person.

                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature of joint owner, if any

                                                                                ----------------------------------------------------
                                                                                Date                                  SSR_14702D

VOTING INSTRUCTION CARD                              METROPOLITAN SERIES FUND, INC.                         VOTING INSTRUCTION CARD
                                                    VOTING INSTRUCTION FORM FOR THE
                                                    SPECIAL MEETING OF SHAREHOLDERS
                                               JANUARY 18, 2005, 2:00 P.M. EASTERN TIME

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on
January 18, 2005 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. (THE "FUND") SOLICIT YOUR VOTING INSTRUCTIONS
AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS.
THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS
SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE COMPANY WILL VOTE
FOR SUCH PROPOSALS. THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                                                                VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                                                                                VOTE VIA THE TELEPHONE: 1-866-235-4258
                                                                                VOTE VIA FACSIMILE: 1-888-796-9932
                                                                                999 9999 9999 999


                                                                                NOTE: Please sign exactly as your name appears at
                                                                                left. Joint owners each should sign. When signing as
                                                                                attorney, executor, administrator, trustee or
                                                                                guardian, please give full title as such. If a
                                                                                corporation, please sign in full corporate name by
                                                                                President or authorized officer. If a partnership,
                                                                                please sign in partnership name by authorized
                                                                                person.

                                                                                ----------------------------------------------------
                                                                                Signature

                                                                                ----------------------------------------------------
                                                                                Signature of joint owner, if any

                                                                                ----------------------------------------------------
                                                                                Date                                 SSR_14702E

VOTING INSTRUCTION CARD                             METROPOLITAN SERIES FUND, INC.                          VOTING INSTRUCTION CARD
                                                   VOTING INSTRUCTION FORM FOR THE
                                                   SPECIAL MEETING OF SHAREHOLDERS
                                              JANUARY 18, 2005, 2:00 P.M. EASTERN TIME

FIRST METLIFE INVESTORS INSURANCE COMPANY
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on
January 18, 2005 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. (THE "FUND") SOLICIT YOUR VOTING
INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE
INSTRUCTIONS.  THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN.  IF
NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE
COMPANY WILL VOTE FOR SUCH PROPOSALS.  THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                                                               VOTE VIA THE INTERNET:  HTTPS://VOTE.PROXY-DIRECT.COM
                                                                               VOTE VIA THE TELEPHONE:  1-866-235-4258
                                                                               VOTE VIA FACSIMILE:  1-888-796-9932

                                                                               999 9999 9999 999


                                                                               NOTE:  Please sign exactly as your name appears at
                                                                               left. Joint owners each should sign. When signing as
                                                                               attorney, executor, administrator, trustee or
                                                                               guardian, please give full title as such. If a
                                                                               corporation, please sign in full corporate name by
                                                                               President or authorized officer. If a partnership,
                                                                               please sign in partnership name by authorized person.

                                                                               -----------------------------------------------------
                                                                               Signature

                                                                               -----------------------------------------------------
                                                                               Signature of joint owner, if any

                                                                               -----------------------------------------------------
                                                                               Date                                 SSR_14702F

VOTING INSTRUCTION CARD                             METROPOLITAN SERIES FUND, INC.                          VOTING INSTRUCTION CARD
                                                   VOTING INSTRUCTION FORM FOR THE
                                                   SPECIAL MEETING OF SHAREHOLDERS
                                              JANUARY 18, 2005, 2:00 P.M. EASTERN TIME

GENERAL AMERICAN LIFE INSURANCE COMPANY
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on
January 18, 2005 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. (THE "FUND") SOLICIT YOUR VOTING
INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE
INSTRUCTIONS.  THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN.  IF
NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE
COMPANY WILL VOTE FOR SUCH PROPOSALS.  THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                                                               VOTE VIA THE INTERNET:  HTTPS://VOTE.PROXY-DIRECT.COM
                                                                               VOTE VIA THE TELEPHONE:  1-866-235-4258
                                                                               VOTE VIA FACSIMILE:  1-888-796-9932

                                                                               999 9999 9999 999


                                                                               NOTE:  Please sign exactly as your name appears at
                                                                               left. Joint owners each should sign. When signing as
                                                                               attorney, executor, administrator, trustee or
                                                                               guardian, please give full title as such. If a
                                                                               corporation, please sign in full corporate name by
                                                                               President or authorized officer. If a partnership,
                                                                               please sign in partnership name by authorized person.

                                                                               -----------------------------------------------------
                                                                               Signature

                                                                               -----------------------------------------------------
                                                                               Signature of joint owner, if any

                                                                               -----------------------------------------------------
                                                                               Date                                 SSR_14702G

VOTING INSTRUCTION CARD                             METROPOLITAN SERIES FUND, INC.                          VOTING INSTRUCTION CARD
                                                   VOTING INSTRUCTION FORM FOR THE
                                                   SPECIAL MEETING OF SHAREHOLDERS
                                              JANUARY 18, 2005, 2:00 P.M. EASTERN TIME

MET TOWER INSURANCE COMPANY
The undersigned hereby instructs the above Insurance Company (the "Insurance Company") to vote the shares of the Portfolios as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolios to be held at the offices of MetLife Advisers, LLC (the "Manager"), 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on
January 18, 2005 and at any adjournments thereof.

THE INSURANCE COMPANY AND THE BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND, INC. (THE "FUND") SOLICIT YOUR VOTING
INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT THE INSURANCE COMPANY TO VOTE "FOR" THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE
INSTRUCTIONS.  THE INSURANCE COMPANY WILL VOTE THE APPROPRIATE NUMBER OF PORTFOLIO SHARES PURSUANT TO THE INSTRUCTIONS GIVEN.  IF
NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS FOR WHICH YOU ARE ENTITLED TO GIVE INSTRUCTIONS, THE INSURANCE
COMPANY WILL VOTE FOR SUCH PROPOSALS.  THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

                                                                               VOTE VIA THE INTERNET:  HTTPS://VOTE.PROXY-DIRECT.COM
                                                                               VOTE VIA THE TELEPHONE:  1-866-235-4258
                                                                               VOTE VIA FACSIMILE:  1-888-796-9932

                                                                               999 9999 9999 999


                                                                               NOTE:  Please sign exactly as your name appears at
                                                                               left. Joint owners each should sign. When signing as
                                                                               attorney, executor, administrator, trustee or
                                                                               guardian, please give full title as such. If a
                                                                               corporation, please sign in full corporate name by
                                                                               President or authorized officer. If a partnership,
                                                                               please sign in partnership name by authorized person.

                                                                               -----------------------------------------------------
                                                                               Signature

                                                                               -----------------------------------------------------
                                                                               Signature of joint owner, if any

                                                                               -----------------------------------------------------
                                                                               Date                                 SSR_14702H

STATE STREET RESEARCH ("SSR") PORTFOLIOS

Portfolio                                   Portfolio                                   Portfolio
---------                                   ---------                                   ---------
SSR Aggressive Growth                       SSR Aurora                                  SSR Bond Income
SSR Diversified                             SSR Investment Trust                        SSR Large Cap Growth
SSR Large Cap Value                         SSR Money Market

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE:  [-]

 [ ]  To vote FOR all Proposals for all Portfolios, mark this box.  (No other vote is necessary.)

1.   TO APPROVE, WITH RESPECT TO EACH STATE STREET RESEARCH PORTFOLIO LISTED BELOW, A NEW SUBADVISORY AGREEMENT BETWEEN THE MANAGER
     AND BLACKROCK ADVISORS, INC.

 [ ]  to vote all Portfolios FOR; [ ]  to vote all Portfolios AGAINST; [ ]  to ABSTAIN votes for all Portfolios;
      or vote separately by Portfolio below.

                       FOR AGAINST ABSTAIN                        FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
SSR Aggressive Growth  [ ]   [ ]     [ ]    SSR Aurora            [ ]    [ ]      [ ]    SSR Bond Income       [ ]    [ ]      [ ]
SSR Diversified        [ ]   [ ]     [ ]    SSR Investment Trust  [ ]    [ ]      [ ]    SSR Large Cap Growth  [ ]    [ ]      [ ]
SSR Large Cap Value    [ ]   [ ]     [ ]    SSR Money Market      [ ]    [ ]      [ ]

2.   TO APPROVE, WITH RESPECT TO EACH STATE STREET RESEARCH PORTFOLIO LISTED BELOW, A NEW ADVISORY AGREEMENT BETWEEN THE FUND AND
     THE MANAGER.

 [ ]  to vote all Portfolios FOR; [ ]  to vote all Portfolios AGAINST; [ ]  to ABSTAIN votes for all Portfolios;
      or vote separately by Portfolio below.

                       FOR AGAINST ABSTAIN                        FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
SSR Aggressive Growth  [ ]   [ ]     [ ]    SSR Aurora            [ ]    [ ]      [ ]    SSR Diversified       [ ]    [ ]      [ ]
SSR Investment Trust   [ ]   [ ]     [ ]    SSR Large Cap Value   [ ]    [ ]      [ ]

                    PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE.